NOTE 11 - INCOME TAXES (Detail) - Schedule of deferred tax assets and liabilities (USD $) In Thousands, unless otherwise specified	Dec. 29, 2012	Dec. 31, 2011
Deferred tax assets:
Allowance for uncollectible accounts receivable	$ 144	$ 103
Employee compensation and amounts withheld	310	292
Accrued expenses	516	505
Unicap and inventory reserves	912	940
State tax credits	19	110
Interest rate swap (in equity)	145	91
Pension liability (in equity)	1,499	1,371
Goodwill	138	414
Total deferred tax assets	3,683	3,826
Deferred tax liabilities:
Property, plant and equipment	8,066	6,518
Intangibles	443	0
Pension	399	347
Total deferred tax liabilities	8,908	6,865
Net deferred tax liabilities	(5,225)	(3,039)
Reflected in consolidated balance sheets as:
Net current deferred tax asset	1,901	1,951
Net long-term deferred tax liability	(7,126)	(4,990)
	$ (5,225)	$ (3,039)